Goodwill (Tables)	12 Months Ended
Dec. 31, 2016
Goodwill
Schedule of changes in the carrying amount of goodwill

	2014	2015	2016
	$	$	$
Balance as of January 1	40,610,620	40,563,075	39,807,243
Exchange rate translation	(47,545)	(755,832)	(789,185)

Balance as of December 31	40,563,075	39,807,243	39,018,058

	As of December 31,
	2015	2016
	$	$
Goodwill, gross	457,629,547	456,840,362
Accumulated impairment charge	(417,822,304)	(417,822,304)

Goodwill, net	39,807,243	39,018,058